Payment Date: 16 February, 1999.
          Calculation Date: 09  February, 1999.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

-------------------------------------------------------------------------------------------------------------------------
                                     Prior Balance        Deposits         Withdrawals     Balance on Calculation Date
-------------------------------------------------------------------------------------------------------------------------
                                       11-Jan-99                                             9-Feb-99

Lessee Funded Account                           0.00               0.00             (0.00)           0.00
Expense Account (note ii)                  78,238.79      14,942,507.79     (9,747,313.91)   5,273,432.67
Collection Account (note iii)         215,207,833.11      40,994,520.77    (45,443,601.11) 210,758,752.77
----------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve              40,000,000.00                                        40,000,000.00
 -  Maintenance Reserve                80,000,000.00                                        80,000,000.00
 -  Security Deposit                   50,404,232.00                                        49,764,232.00
 -  Other Collections (net
      of interim withdrawals)          44,803,601.11                                        40,994,520.77
----------------------------------------------------------------------------------------------------------
                                    ----------------------------------------------------------------------
Total                                 215,286,071.90      55,937,028.56    (55,190,915.02) 216,032,185.44
----------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (Jan 11,1999)                                       78,238.79
Transfer from Collection Account (previous Payment Date)                              14,921,761.21
Transfer from Collection Account (interim deposit)                                             0.00
Interest Earned during period                                                             20,746.58
Payments during period between prior Calculation Date and the relevant Calculation Date:
 - Payments on previous Payment Date                                                  (2,760,108.49)
 - Other payments                                                                     (6,987,205.42)
                                                                                   -----------------
Balance on relevant Calculation Date (Feb 09, 1999)                                    5,273,432.67
----------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (Jan 11,1999)                                  215,207,833.11
Collections during period                                                             38,376,190.10
Swap/Swaption receipts                                                                 2,618,330.67
Transfer to Expense Account  (previous Payment Date)                                 (14,921,761.21)
Transfer to Expense Account  (interim withdrawal)
Net transfer to Lessee Funded Accounts
Aggregate Certificate Payments (previous Payment Date)                               (30,114,634.94)
Swap payments (previous Payment Date)                                                   (407,204.96)
                                                                                   -----------------
Balance on relevant Calculation Date (Feb 09, 1999)                                  210,758,752.77
----------------------------------------------------------------------------------------------------



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

 ==============================================================================================
                        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                        Priority of Payments
                     (i)Required Expense Amount                                  15,000,000.00
                    (ii)a) Class A Interest                                      10,501,566.10
                        b) Swap Payments                                          1,099,910.97
                   (iii)First Collection Account Top-up                         120,000,000.00
                    (iv)Minimum Hedge Payment                                       155,000.00
                     (v)Class A Minimum Principal                                         0.00
                    (vi)Class B Interest                                          1,611,277.50
                   (vii)Class B Minimum Principal                                 1,187,545.42
                  (viii)Class C Interest                                          2,489,315.63
                    (ix)Class D Interest                                          3,625,000.00
                     (x)Second Collection Account Top-up                         50,307,232.00
                    (xi)Class A Principal Adjustment Amount                      10,055,337.82
                   (xii)Class C Scheduled Principal                                       0.00
                  (xiii)Class D Scheduled Principal                                       0.00
                   (xiv)Modification Payments                                             0.00
                    (xv)Soft Bullet Note Step-up Interest                                 0.00
                   (xvi)Class E Minimum Interest                                          0.00
                  (xvii)Supplemental Hedge Payment                                        0.00
                 (xviii)Class B Supplemental Principal                                    0.00
                   (xix)Class A Supplemental Principal                                    0.00
                    (xx)Class D Outstanding Principal                                     0.00
                   (xxi)Class C Outstanding Principal                                     0.00
                  (xxii)Class E Supplemental Interest                                     0.00
                 (xxiii)Class B Outstanding Principal                                     0.00
                  (xxiv)Class A Outstanding Principal                                     0.00
                   (xxv)Class E Accrued Unpaid Interest                                   0.00
                  (xxvi)Class E Outstanding Principal                                     0.00
                 (xxvii)Charitable Trust                                                  0.00
                                                                            -------------------
 Total Payments with respect to Payment Date                                    216,032,185.44
       Less Collection Account Top-Ups ((iii) and (x)above)                    (170,307,232.00)
                                                                            ===================
                                                                                 45,724,953.44
                                                                            ===================

==============================================================================================

(iv) PAYMENT ON THE CERTIFICATES

 ---------------------------------------------------------------------------------------------------------------------------
 (a)  FLOATING RATE CERTIFICATES                 A-4              A-6              A-7                A-8           Class B
      Applicable LIBOR                      5.00000%         5.00000%         5.00000%           5.00000%          5.00000%
      Applicable Margin                     0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
      Applicable Interest Rate              5.62000%         5.34000%         5.26000%           5.37500%          5.75000%
      Interest Amount Payable             999,111.11     3,586,454.99     2,571,555.56       3,344,444.44      1,611,277.50
      Step Up Interest Amount                   0.00             0.00             0.00               0.00              0.00

      Opening Principal Balance       200,000,000.00   755,573,382.15   550,000,000.00     700,000,000.00    315,249,945.56
      Minimum Principal Payment
       Amount                                   0.00             0.00             0.00               0.00      1,187,545.42
      Adjusted Principal Payment
       Amount                                   0.00    10,055,337.82             0.00               0.00              0.00
      Supplemental Principal
       Payment Amount                           0.00             0.00             0.00               0.00              0.00
      Total Principal Distribution
       Amount                                   0.00    10,055,337.82             0.00               0.00      1,187,545.42
      Redemption Amount
       - amount allocable to principal          0.00             0.00             0.00               0.00              0.00
       - premium allocable to premium           0.00             0.00             0.00               0.00              0.00
                                      --------------------------------------------------------------------------------------
      Outstanding Principal Balance
       (Feb 16,1999)                  200,000,000.00   745,518,044.33   550,000,000.00     700,000,000.00    314,062,400.14
 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------
 (b)  FIXED RATE CERTIFICATES                Class C          Class D
      Applicable Interest Rate               8.1500%         10.8750%
      Interest Amount Payable           2,489,315.63     3,625,000.00

      Opening Principal Balance       366,525,000.00   400,000,000.00
      Scheduled Principal Payment
       Amount                                   0.00             0.00
      Redemption Amount
       - amount allocable to principal          0.00             0.00
       - amount allocable to premium            0.00             0.00
      Actual Pool Factor                   0.9774000        1.0000000
                                      --------------------------------
      Outstanding Principal Balance
       (Feb 16,1999)                   366,525,000.00   400,000,000.00
 ---------------------------------------------------------------------

 Table of rescheduled Pool Factors               n/a              n/a
   in the event of a partial redemption




(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-------------------------------------------------------------------------------------------------------------------
                                        A-4              A-6              A-7                A-8           Class B
     Applicable LIBOR              4.93563%         4.93563%         4.93563%           4.93563%          4.93563%
     Applicable Margin             0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
     Applicable Interest Rate      5.55563%         5.27563%         5.19563%           5.31063%          5.68563%
-------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

----------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                           A-4              A-6              A-7                A-8           Class B

     Opening Principal Amount         2,000.00         7,555.73         5,500.00           7,000.00          3,152.50
     Total Principal Payments             0.00           100.55             0.00               0.00             11.88
                                   -----------------------------------------------------------------------------------
     Closing Outstanding
       Principal Balance              2,000.00         7,455.18         5,500.00           7,000.00          3,140.62

     Total Interest                       9.99            35.86            25.72              33.44             16.11
     Total Premium                        0.00             0.00             0.00               0.00              0.00
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                  Class C           Class D

     Opening Principal Amount                    3,665.25          4,000.00
     Total Principal Payments                        0.00              0.00
                                   -----------------------------------------
     Outstanding Principal Balance               3,665.25          4,000.00

     Total Interest                                 24.89             36.25
     Total Premium                                   0.00              0.00
----------------------------------------------------------------------------